EXHIBIT 31.1

     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Michael W. Katz, certify that:

      (1) I have reviewed this annual report on Form 10-K/A of E Com Ventures, Inc.;

      (2) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.


Date: May 24, 2006


By:  /S/ MICHAEL W. KATZ
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Michael W. Katz
President and Chief Executive Officer



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